PBHG INSURANCE SERIES FUND, INC.

                          SUPPLEMENT DATED MAY 1, 1999
                       To the Prospectus Dated May 1, 1999


     This Supplement updates certain information contained in the Prospectus. You should retain both this Supplement and the Prospectus for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-433-0051.

     Effective immediately, Jeffrey A. Wrona manages the PBHG Technology & Communications Portfolio. Prior to May 1, 1999, Mr. Wrona co-managed this Portfolio. A discussion of Mr. Wrona's prior business experience begins on page 23 of the Prospectus.